AUDITED FINANCIAL REPORT

Empower Life & Annuity Insurance Company of New York, formerly known as Great-West Life & Annuity Insurance Company of New York (A wholly-owned subsidiary of Empower Annuity Insurance Company of America, formerly known as Great-West Life & Annuity Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2022 and 2021 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows, and Notes to the Financial Statements for Each of Three Years in the Period Ended December 31, 2022 and Independent Auditor’s Report

Deloitte & Touche LLP 1601 Wewatta Street, Suite 400 Denver, CO,80202 USA Tel: +1 303-292-5400 Fax: 303 312 4000 www.Deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of

Empower Life & Annuity Insurance Company of New York

New York, New York

Opinions

We have audited the statutory-basis financial statements of Empower Life & Annuity Insurance Company of New York (the “Company”) (a wholly-owned subsidiary of Empower Annuity Insurance Company of America) (formerly known as Great-West Life & Annuity Insurance Company of New York), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years then ended in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, the supplemental schedule of selected financial data, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory- basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory-basis financial statements as a whole.

April 20, 2023

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2022 and 2021

(In Thousands, Except Share Amounts)

	December 31,
	2022	2021
Admitted assets:
Cash and invested assets:
Bonds	$5,115,200	$2,758,518
Mortgage loans (net of allowances of $70 and $20)	646,014	214,706
Contract loans	16,213	14,308
Cash, cash equivalents and short-term investments	438,311	128,665
Securities lending collateral assets	32,966	6,357
Other invested assets	38,821	22,054
Total cash and invested assets	6,287,525	3,144,608

Investment income due and accrued	42,772	17,611
Premiums deferred and uncollected	329	354
Reinsurance recoverable	55,250	—
Funds held or deposited with reinsured companies	178,242	243,958
Current federal income taxes recoverable from affiliate	—	2,717
Deferred income taxes	9,157	—
Due from affiliates	76	1,869
Other assets	84,443	27,670
Assets from separate accounts	529,801	699,997

Total admitted assets	$7,187,595	$4,138,784

See notes to statutory financial statements.	Continued

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2022 and 2021

(In Thousands, Except Share Amounts)

	December 31,
	2022	2021
Liabilities, capital and surplus:
Liabilities:
Reserves for life insurance and annuities	$4,680,436	$1,971,158
Liability for deposit-type contracts	1,495,639	1,132,610
Provision for policyholders’ dividends	1,400	1,400
Asset valuation reserve	22,011	11,232
Interest maintenance reserve	7,252	72,058
Due to parent and affiliates	10,772	23,203
Payable for securities lending collateral	32,966	6,357
Current federal income taxes payable to affiliate	1,110	—
Other liabilities	88,446	27,716
Liabilities from separate accounts	529,801	699,797
Total liabilities	6,869,833	3,945,531

Contingencies (See Note 15)

Capital and surplus:
Common stock, $1,000 par value; 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500
Gross paid in and contributed surplus	441,477	253,014
Unassigned deficit	(126,215)	(62,261)
Total capital and surplus	317,762	193,253

Total liabilities, capital and surplus	$7,187,595	$4,138,784

See notes to statutory financial statements.	Concluded

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Operations

Years Ended December 31, 2022, 2021 and 2020

(In Thousands)

	Year Ended December 31,
	2022	2021	2020

Income:
Premium income and annuity consideration	$3,378,118	$524,091	$1,653,527
Net investment income	158,054	67,751	31,020
Amortization of interest maintenance reserve	7,512	9,474	5,230
Commission and expense allowances on reinsurance ceded	4,340	4,683	6,315
Other income (1)	21,306	23,129	7,152
Total income	3,569,330	629,128	1,703,244
Expenses:
Death benefits	4,871	5,711	7,967
Annuity benefits	14,049	15,269	1,597
Surrender benefits	1,437,348	1,556,963	239,470
Increase (decrease) in reserves for life insurance and annuities	2,708,702	(193,158)	1,347,799
Other benefits	12,299	11,410	190
Total benefits	4,177,269	1,396,195	1,597,023
Commissions	107,003	2,347	191,136
Other insurance expenses	25,885	28,525	14,276
Net transfers from separate accounts	(644,472)	(801,825)	(49,023)
Interest maintenance reserve reinsurance activity	(48,006)	(11,174)	92,485
Total benefits and expenses	3,617,679	614,068	1,845,897
Net (loss) gain from operations before dividends to policyholders, federal income taxes and net realized capital (losses) gains	(48,349)	15,060	(142,653)
Dividends to policyholders	1,405	1,026	1,498
Net (loss) gain from operations after dividends to policyholders and before federal income taxes and net realized capital (losses) gains	(49,754)	14,034	(144,151)
Federal income tax expense (benefit)	2,619	(210)	316
Net (loss) gain from operations before net realized capital (losses) gains	(52,373)	14,244	(144,467)
Net realized capital (losses) gain, less tax benefits of ($5), $12, and $0, and transfers to interest maintenance reserve	(18)	45	—
Net (loss) income	$(52,391)	$14,289	$(144,467)

(1) Prior period amounts have been updated to conform to current period presentation.

See notes to statutory financial statements.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2022, 2021 and 2020

(In Thousands)

	Year Ended December 31,
	2022	2021	2020

Capital and surplus, beginning of year	$193,253	$189,331	$113,835

Net (loss) income	(52,391)	14,289	(144,467)
Change in net unrealized losses, net of income taxes	(935)	(1,024)	(86)
Change in net deferred income taxes	26,883	(3,609)	12,812
Change in non-admitted assets	(24,061)	(147)	(10,372)
Change in asset valuation reserve	(10,779)	(2,994)	(2,999)
Surplus paid in	188,463	—	220,564
Change in surplus as a result of reinsurance	(2,639)	(2,639)	29
Changes in capital and surplus as a result of separate accounts	(32)	46	15
Net change in capital and surplus for the year	124,509	3,922	75,496
Capital and surplus, end of year	$317,762	$193,253	$189,331

See notes to statutory financial statements.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2022, 2021 and 2020

(In Thousands)

	Year Ended December 31,
	2022	2021	2020

Operating activities:
Premium income	$605,858	$523,489	$675,322
Investment income received, net of investment expenses paid	160,202	80,931	31,407
Other miscellaneous income received	266,966	37,954	18,101
Benefit and loss related payments	(1,429,122)	(1,592,719)	(248,611)
Net transfers from separate accounts	644,480	801,825	49,035
Commissions, other expenses and taxes paid	(154,056)	(31,292)	(204,826)
Dividends paid to policyholders	(1,405)	(1,426)	(1,998)
Federal income taxes received (paid), net	4,020	(1,498)	(1,911)
Net cash provided by (used in) operating activities	96,943	(182,736)	316,519

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	746,097	337,264	119,142
Stocks	—	828	—
Mortgage loans	45,275	43,027	1,622
Other	941	4,589	—
Cost of investments acquired:
Bonds	(1,099,856)	(1,254,518)	(171,055)
Mortgage loans	(37,975)	(22,000)	(4,000)
Other	(1,015)	—	91
Net change in contract loans	(365)	307	403
Net cash used in investing activities	$(346,898)	$(890,503)	$(53,797)

See notes to statutory financial statements.	Continued

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2022, 2021 and 2020

(In Thousands)

	Year Ended December 31,
	2022	2021	2020

Financing and miscellaneous activities:
Capital and paid in surplus	$188,463	$—	$220,564
Deposit-type contract deposits, net of withdrawals	358,422	674,897	(50)
Other	12,716	10,783	3,420
Net cash provided by financing and miscellaneous activities	559,601	685,680	223,934

Net increase (decrease) in cash, cash equivalents and short-term investments	309,646	(387,559)	486,656
Cash, cash equivalents and short-term investments:
Beginning of year	128,665	516,224	29,568
End of year	$438,311	$128,665	$516,224

In 2022, non-cash transfers of $2,502 million of assets and liabilities occurred as a part of the Prudential transaction. In 2020, non-cash transfers of $1,193 million of assets and liabilities occurred as a part of the MassMutual transaction. Refer to Note 7 for further information on the Prudential and MassMutual transactions.

See notes to statutory financial statements.	Concluded

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

1. Organization and Significant Accounting Policies

Empower Life & Annuity Insurance Company of New York, formerly known as Great-West Life & Annuity Insurance Company of New York, (the “Company”) is a wholly-owned subsidiary of Empower Annuity Insurance Company of America, formerly known as Great-West Life & Annuity Insurance Company, (“EAICA”). EAICA is a direct wholly-owned subsidiary of Empower Holdings, Inc., formerly known as GWL&A Financial Inc., (“EHI”) a holding company. EHI is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company is incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York State Department of Financial Services (the “Department”). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuity products in the State of New York and Illinois. Effective December 2020, the Company is authorized as an accredited reinsurer in Massachusetts. Effective October 2022, the Company is also authorized as an accredited reinsurer in New Jersey.

On August 1, 2022, in an effort to further strengthen recognition and customer alignment with the Empower brand, Great-West Life & Annuity Insurance Company changed its legal name to Empower Life & Annuity Insurance Company of New York.

Effective April 1, 2022, the Company completed the acquisition, via indemnity reinsurance (“the Prudential transaction”), of the retirement services business of Prudential Insurance Company of America (“PICA”). The Company has now assumed the economics and risks associated with the reinsured business for which the Company paid a $105 million reinsurance ceding commission. Per the transaction agreement, the Company acquired Statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 7 for further discussion of the Prudential transaction.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance (“the MassMutual transaction”), of the retirement services business of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company has now assumed the economics and risks associated with the reinsurance business. Per the transaction agreement, the Company acquired Statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 7 for further discussion of the MassMutual transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Department. The Department requires that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of New York Superintendent of Financial Services.

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The NAIC SAP has been adopted as a component of prescribed or permitted practices by the Department. The Department has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. Specifically, for New York domiciled companies, the amount of ceded reserves are limited to the amount of direct reserves while NAIC SAP does not have this specific requirement.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

A reconciliation of the Company’s capital and surplus and statutory net income between NAIC SAP and practices prescribed by the Department, and the resulting tax impacts, are shown below.

	Statutory Capital and Surplus		Statutory Net (Loss) Income
	December 31,		Year ended December 31,
	2022	2021	2022	2021	2020
New York prescribed basis	$317,762	$193,253	$(52,391)	$14,289	$(144,467)

State prescribed practices, ceded reserves
Ceded reserves	—	—	—	(1,061)	(277)
Current income taxes on ceded reserves	—	—	—	344	33
Deferred taxes	—	—	—	223	58
Reduction to non-admit deferred taxes	—	—	—	(156)	(70)
NAIC SAP basis	$317,762	$193,253	$(52,391)	$13,639	$(144,723)

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•	Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•	Perpetual preferred stock is recorded at fair value not to exceed the currently effective call price. Under GAAP, perpetual preferred stock is recorded at fair value.

•	Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•	As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•	As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and mortgage loans attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•	As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•	Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•	Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•	Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•	Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•	Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

•	Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•	Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•	Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•	The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•	For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•	For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Impact of COVID-19 on significant judgments, estimates and assumptions

The COVID-19 pandemic has continued to result in uncertainty in global financial markets and the economic environment in which the Company operates. The duration and impact of COVID-19 pandemic continues to be unknown at this time, as is the efficacy of the associated fiscal and monetary interventions by governments and central banks.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

•	Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

•	Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•	The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•	Perpetual preferred stocks are carried at fair value not to exceed the currently effective call price.

•	Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

•	The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•	Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

•	The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

•	Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

•	On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•	Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•	The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds and short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral.

•	Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•	Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is designated a NAIC three to six, in which case it is reported at the lower of amortized cost or fair value.

•	The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

•	Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•	The length of time for which the estimated fair value has been below cost;

•	Downgrade of a bond investment by a credit rating agency;

•	Deterioration of the financial condition of the issuer;

•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•	Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•	Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

•	Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

The fair value of certain investments in the separate accounts are estimated using net asset value per share as a practical expedient, and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of cross-currency swaps and foreign currency forwards. The Company uses these derivative instruments to manage foreign currency exchange rate risk associated with its invested assets. Derivative instruments are not used for speculative reasons. The Company’s derivatives are cleared and settled through a bilateral contract between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. Cash collateral pledged by the Company is included in other assets.

Due to/from parent and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand. Due to/from parent and affiliates include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of aggregate write-ins for miscellaneous income.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (“PBR”) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and recordkeeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

2. Recently Adopted Accounting Pronouncements

In 2020, Statutory Accounting Principles Working Group (“SAPWG”) adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted updated, summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities in SSAP No. 43R – Loan-Backed and Structured Securities. This guidance continues to refer users to the detailed financial modeling guidance in the Purposes and Procedures Manual of the Investment Analysis Office, and was adopted on April 1, 2022. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt elements from Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2017-12: Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities for determining hedge effectiveness. The revisions also incorporate statutory-specific measurement methods for excluded components in hedging instruments. These revisions are effective January 1, 2023. The adoption of this accounting pronouncement is not expected to have a material effect on the Company’s financial position or results of operations.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt with modification derivative guidance from ASU 2017-12, Derivatives and Hedging and ASU 2022-01, Fair Value Hedging – Portfolio Layer to include guidance for the portfolio layer method and partial-term hedges. These revisions are effective January 1, 2023. The adoption of this accounting pronouncement is not expected to have a material effect on the Company’s financial position or results of operations.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

3. Related Party Transactions

In the normal course of business, the Company enters into agreements with related parties whereby it provides and/or receives recordkeeping services, investment advisory services, distribution and administrative services, and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

On August 1, 2020, the Company executed the direct assignment of its recordkeeping related contracts and related recordkeeping revenues and expenses to Empower Retirement, LLC (“Empower”).

On December 31, 2020, the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of MassMutual. After the close of this acquisition, the Company assigned all recordkeeping related revenues and expenses to Empower.

The following table summarizes amounts due from affiliates:

			December 31,
Related party	Indebtedness	Due date	2022		2021
Empower Financial Services, Inc.(1)	On account	On demand	$505		$1,869
Empower Retirement LLC (1)	On account	On demand	4,571		—
Total			$5,076	(2)	$1,869

(1) A wholly-owned subsidiary of EAICA.

(2) Amount differs from the Due from parent and affiliates balance as presented on the Statement of Admitted Assets, Liabilities, Capital and Surplus because of a $5 million contribution by EAICA that was not admitted. It was funded after year-end and did not have DOI approval prior to the end of the year.

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2022		2021
EAICA	On account	On demand	15,772	(4)	5,204
The Canada Life Assurance Company(3)	On account	On demand	—		17,999
Total			$15,772		$23,203

(3) An indirect wholly-owned subsidiary of Lifeco

(4) Amount differs from the Due to parent and affiliates balance as presented on the Statements of Admitted Assets, Liabilities, Capital and Surplus due to $5 million that is offset against a due from EAICA receivable.

The Company had $1,110 of current federal income taxes payable at December 31, 2022. This amount was due to Lifeco U.S. relating to its consolidated tax return. The Company had $2,717 of current federal income taxes receivable at December 31, 2021. This amount was due from Lifeco U.S. relating to its consolidated tax return.

The Prudential transaction resulted in an additional amount of $18,614 which was determined to be owed from the Company to EAICA and is related to reinsurance trust activity associated with PICA. This amount is included within the Other Liabilities in the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company and EAICA have an agreement whereby EAICA has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2022
Bonds:	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$50,796	$10	$668	$50,138
All other governments	12,000	—	3,157	8,843
U.S. states, territories and possessions	2,829	70	—	2,899
Political subdivisions of states and territories	7,740	—	290	7,450
Special revenue and special assessments	15,431	23	1,302	14,152
Industrial and miscellaneous	4,066,996	2,540	456,911	3,612,625
Hybrid securities	82,785	—	5,426	77,359
Loan-backed and structured securities	876,623	119	71,247	805,495
Total bonds	$5,115,200	$2,762	$539,001	$4,578,961

	December 31, 2021
Bonds:	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$38,607	$1,090	$589	$39,108
All other governments	3,073	—	3	3,070
U.S. states, territories and possessions	8,061	511	58	8,514
Political subdivisions of states and territories	9,687	297	126	9,858
Industrial and miscellaneous	2,311,069	31,394	33,153	2,309,310
Loan-backed and structured securities	388,021	5,448	3,274	390,195
Total bonds	$2,758,518	$38,740	$37,203	$2,760,055

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2022
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$306,813	$301,894
Due after one year through five years	1,775,136	1,669,896
Due after five years through ten years	1,758,228	1,513,847
Due after ten years	439,879	329,188
Loan-backed and structured securities	876,623	805,494
Total bonds	$5,156,679	$4,620,319

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table summarizes information regarding the sales of securities:

	December 31,
	2022	2021
Consideration from sales	$556,173	$261,868
Gross realized gains from sales	1,901	4,165
Gross realized losses from sales	13,228	7,624

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2022
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$49,872	$668	$—	$—	$49,872	$668
All other governments	8,843	3,157	—	—	8,843	3,157
Political subdivisions of states and territories	7,451	290	—	—	7,451	290
Special revenue and special assessments	4,813	132	6,834	1,170	11,647	1,302
Industrial and miscellaneous	2,463,198	239,279	954,043	240,899	3,417,241	480,178
Hybrid securities	77,360	5,426	—	—	77,360	5,426
Loan-backed and structured securities	647,640	41,457	151,152	29,790	798,792	71,247
Total bonds	$3,259,177	$290,409	$1,112,029	$271,859	$4,371,206	$562,268
Total number of securities in an unrealized loss position		710		326		1,036

	December 31, 2021
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$24,339	$589	$—	$—	$24,339	$589
All other governments	3,070	3	—	—	3,070	3
U.S. states, territories and possessions	2,416	58	—	—	2,416	58
Political subdivisions of states and territories	5,528	126	—	—	5,528	126
Industrial and miscellaneous	1,202,334	31,899	155,796	7,115	1,358,130	39,014
Loan-backed and structured securities	211,961	2,695	9,226	579	221,187	3,274
Total bonds	$1,449,648	$35,370	$165,022	$7,694	$1,614,670	$43,064
Total number of securities in an unrealized loss position		340		35		375

Bonds - Total unrealized losses increased by $519,204, or 1,206%, from December 31, 2021 to December 31, 2022. The increase in unrealized losses was across most asset classes and was primarily driven by lower valuations as a result of higher interest rates at December 31, 2022 compared to December 31, 2021. The acquisition of Statutory assets under the terms of the Prudential transaction increased overall bond investments as well as the unrealized losses. See Note 1 and Note 8 for further discussion of the transaction.

Total unrealized losses greater than twelve months increased by $264,165 from December 31, 2021 to December 31, 2022. Industrial and miscellaneous securities account for 89%, or $240,899, of the unrealized losses greater than twelve months at December 31, 2022. These securities continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 14% and 12% of total invested assets at December 31, 2022 and 2021, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $0 for both years December 31, 2022 and 2021. The Company was not required to pledge collateral related to these derivatives as of December 31, 2022 or December 31, 2021.

At December 31, 2022 and 2021, other counterparties had pledged $29,470 and $9,640 of unrestricted cash collateral to the Company to satisfy collateral netting arrangements, respectively.

Types of derivative instruments and derivative strategies

Foreign currency contracts

Cross-currency swaps are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges.

The following tables summarize derivative financial instruments:

	December 31, 2022
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$200,450	$22,272	$29,515

Total cash flow hedges	$200,450	$22,272	$29,515

(1)	The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2)	The fair value includes accrued income and expense.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

	December 31, 2021
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$169,293	$5,647	$9,514

Total cash flow hedges	$169,293	$5,647	$9,514

(1)	The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2)	The fair value includes accrued income and expense.

Net unrealized gains/(losses) on foreign currency forwards not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus was $0 and $88 at December 31, 2022 and 2021, respectively.

Securities lending

Securities with a cost or amortized cost of $35,241 and $6,177, and estimated fair values of $31,714 and $6,164 were on loan under the program at December 31, 2022 and 2021, respectively.

The following table summarizes the securities on loan by category:

	December 31,		December 31,
	2022		2021
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value
Industrial and miscellaneous	$35,241	$31,714	$6,177	$6,164
Total	$35,241	$31,714	$6,177	$6,164

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $32,966 and $6,357 as collateral at December 31, 2022 and 2021, respectively. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Restricted assets

At December 31, 2022 and 2021, the Company had investments with a book/adjusted carrying value of $1,625 and $1,682, respectively, on deposit or in trust accounts controlled by various state insurance departments in accordance with statutory requirements. Additionally, the Company held collateral under securities lending agreements in the amount of $32,966 and $6,357 as of December 31, 2022 and 2021, respectively. The total restricted assets amount represents less than 1% of both total assets and total admitted assets at December 31, 2022 and 2021.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

Net investment income

The following table summarizes net investment income:

	Year Ended December 31,
	2022	2021	2020
Bonds	$133,375	$60,984	$29,070
Mortgage loans	18,366	4,983	1,743
Derivative instruments	2,000	1,749	—
Other invested assets	449	476	109
Contract loans	447	473	680
Miscellaneous income	1,180	436	19
Cash, cash equivalents and short-term investments	5,485	227	210
Preferred stock	—	3	2
Gross investment income	161,302	69,331	31,833
Expenses	(3,248)	(1,580)	(813)
Net investment income	$158,054	$67,751	$31,020

The following table summarizes net realized capital (losses) gains on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2022	2021	2020

Net realized capital (losses) gains, before federal income tax	$(14,582)	$(2,557)	$5,280
Less: Federal income tax (benefit) expense	(3,062)	(537)	1,109
Net realized capital (losses) gains, before IMR transfer	(11,520)	(2,020)	4,171
Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) of ($3,057), ($549) and $1,109, respectively	(11,502)	(2,065)	4,171
Net realized capital gains (losses), net of federal income tax (benefit) of ($5), $12 and $0, respectively, and IMR transfer	$(18)	$45	$—

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year ended December 31,
2022
Reserve as of December 31, 2021	$72,058
Transferred into IMR, net of taxes	(11,502)
IMR reinsurance activity	(45,792)
Balance before amortization	14,764
Amortization released to Statement of Operations	(7,512)
Reserve as of December 31, 2022	$7,252

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2022	2021
Industrial and miscellaneous	78%	85%

	Concentration by industry
	December 31,
	2022	2021
Financial services	22%	21%
Utilities	11%	13%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $646,084 and $214,726, of which $556,624 and $161,782 were loan participation agreements as of December 31, 2022 and 2021, respectively. All mortgages were current as of December 31, 2022 and 2021.

The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2022 were 3.41% and 2.79%, respectively. The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2021 were 3.37% and 3.10%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 63.31% and 70.55% during 2022 and 2021, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2022 and 2021:

	December 31,
	2022	2021
Beginning balance	$20	$20
Additions charged to operations	50	—
Ending balance	$70	$20

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2022	2021
Industrial	35%	30%
Multi-family	34%	43%
Office	18%	3%
Other	5%	15%
Retail	5%	9%
Lodging	3%	—%
	100%	100%

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

	Concentration by geographic area
	December 31,
	2022	2021
Pacific	32%	45%
South Atlantic	20%	14%
Middle Atlantic	16%	5%
East North Central	9%	2%
Mountain	7%	9%
West South Central	7%	10%
East South Central	3%	5%
Other	6%	10%
	100%	100%

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
			December 31, 2022
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$4,578,961	$5,115,200	$—	$4,578,961	$—	$—	$4,578,961
Mortgage loans	593,246	646,014	—	593,246	—	—	593,246
Cash, cash equivalents and short-term investments	438,189	438,311	396,832	41,357	—	—	438,189
Contract loans	16,213	16,213	—	—	16,213	—	16,213
Other long term invested assets	9,787	13,255	—	9,787	—	—	9,787
Securities lending reinvested collateral assets	32,966	32,966	1,189	31,777	—	—	32,966
Collateral under derivative counterparty collateral agreements	29,470	29,470	29,470	—	—	—	29,470
Receivable for securities	3,294	3,294	—	3,294	—	—	3,294
Derivative instruments	29,070	22,272	—	29,070	—	—	29,070
Separate accounts assets	529,801	529,801	528,786	1,015	—	—	529,801
Total assets	$6,260,997	$6,846,796	$956,277	$5,288,507	$16,213	$—	$6,260,997

Liabilities:
Deposit-type contracts	$1,186,726	$1,495,639	$—	$1,186,726	$—	$—	$1,186,726
Payable under securities lending agreement	32,966	32,966	1,189	31,777	—	—	32,966
Collateral under derivative counterparty collateral agreements	29,470	29,470	29,470	—	—	—	29,470
Payable for securities	2,388	2,388	—	2,388	—	—	2,388
Separate account liabilities	754	754	754	—	—	—	754
Total liabilities	$1,252,304	$1,561,217	$31,413	$1,220,891	$—	$—	$1,252,304

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2021
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$2,760,055	$2,758,518	$—	$2,760,055	$—	$—	$2,760,055
Preferred stock	214,387	214,706	—	214,387	—	—	214,387
Mortgage loans	128,665	128,665	128,665	—	—	—	128,665
Cash, cash equivalents and short-term investments	14,308	14,308	—	14,308	—	—	14,308
Contract loans	13,850	13,943	—	13,850	—	—	13,850
Other long term invested assets	6,357	6,357	—	6,357	—	—	6,357
Securities lending reinvested collateral assets	9,640	9,640	9,640	—	—	—	9,640
Receivable for securities	2,277	2,277	—	2,277	—	—	2,277
Derivative instruments	9,514	5,834	—	9,514	—	—	9,514
Separate accounts assets	699,997	699,997	698,765	1,232	—	—	699,997
Total assets	$3,859,050	$3,854,245	$837,070	$3,021,980	$—	$—	$3,859,050

Liabilities:
Deposit-type contracts	$1,052,693	$1,132,610	$—	$1,052,693	$—	$—	$1,052,693
Payable under securities lending agreement	6,357	6,357	—	6,357	—	—	6,357
Collateral under derivative counterparty agreements	9,640	9,640	9,640	—	—	—	9,640
Payable for securities	1,556	1,556	—	1,556	—	—	1,556
Derivative instruments	—	187	—	—	—	—	—
Separate account liabilities	489	489	489	—	—	—	489
Total liabilities	$1,070,735	$1,150,839	$10,129	$1,060,606	$—	$—	$1,070,735

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

Bonds and preferred stock

The fair values for bonds and preferred stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps and foreign currency forwards, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities.  Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

Fair Value Hierarchy

The following tables present the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2022
				Net Asset	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)
Separate account assets (1)	$528,786	$1,015	$—	$—	$529,801
Total assets at fair value	$528,786	$1,015	$—	$—	$529,801
(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

Liabilities:
Separate account liabilities (1)	$754	$—	$—	$—	$754
Total liabilities at fair value	$754	$—	$—	$—	$754
(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

	Fair Value Measurements at Reporting Date
	December 31, 2021
				Net Asset	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)
Separate account assets (1)	$698,765	$1,232	$—	$—	$699,997
Total assets at fair value	$698,765	$1,232	$—	$—	$699,997
(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

Liabilities:
Separate account liabilities (1)	$1,938	$—	$—	$—	$1,938
Total liabilities at fair value	$1,938	$—	$—	$—	$1,938

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2022			December 31, 2021
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Due from parent and affiliates	$5,076	$5,000	$76	$1,869	$—	$1,869
Amounts recovered from reinsurers	1,500	1,500	—	—	—	—
Premiums deferred and uncollected	339	10	329	354	—	354
Deferred income taxes	37,575	28,418	9,157	10,442	10,442	—
Other assets	84,553	110	84,443	28,205	535	27,670

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

7. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company’s most significant reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2022, 2021 and 2020 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On April 1, 2022 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of PICA. The Prudential transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	April 1,
2022
Admitted assets:
Cash and invested assets:
Bonds	$2,044
Mortgage loans	442
Cash, cash equivalents, and short-term investments	3
Total cash and invested assets	2,489

Investment income due and accrued	16
Reinsurance receivables	53
Other assets	3
Total admitted assets	$2,561

(In millions)
April 1,
2022
Liabilities, capital and surplus:
Liabilities:
Aggregate reserves for life policies and contracts	$2,676
Interest maintenance reserve	(48)
Other liabilities	21
Total liabilities	2,649

Capital and surplus:
Unassigned deficit	(88)
Total capital and surplus	(88)
Total liabilities, capital and surplus	$2,561

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

(In millions)
Statutory Statements of Operations	April 1,
2022
Income:
Premium income and annuity consideration	$2,645
Total income	2,645

Expenses:
Increase in aggregate reserves for life and accident and health policies and contracts	2,676
Total benefits	2,676
Commissions and expense allowances on reinsurance assumed	105
Interest maintenance reserve reinsurance activity	(48)
Total benefit and expenses	2,733

Net loss from operations before federal income taxes	$(88)

The Prudential transaction also included $799.9 million of separate account assets acquired under modified coinsurance. While PICA holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company, as discussed in Note 9.

The Company received a capital contribution from its parent, EAICA, of $108 million to finance the transaction, as discussed in Note 10.

On December 31, 2020 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of MassMutual. The MassMutual transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2020
Admitted assets:
Cash and invested assets:
Bonds	$966
Preferred stock	1
Mortgage loans	197
Cash, cash equivalents, and short-term investments	176
Other invested assets	18
Total cash and invested assets	1,358

Investment income due and accrued	8
Funds held or deposited with reinsured companies	257
Other assets	4
Total admitted assets	$1,627

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

(In millions)
December 31,
2020
Liabilities, capital and surplus:
Liabilities:
Aggregate reserves for life policies and contracts	$1,217
Liability for deposit-type contracts	446
Interest maintenance reserve	92
Other liabilities	28
Total liabilities	1,783

Capital and surplus:
Unassigned deficit	(156)
Total capital and surplus	(156)
Total liabilities, capital and surplus	$1,627

(In millions)
Statutory Statements of Operations	December 31,
2020
Income:
Premium income and annuity consideration	$1,336
Total income	1,336

Expenses:
Increase in aggregate reserves for life and accident and health policies and contracts	1,217
Total benefits	1,217
Commissions	183
Interest maintenance reserve reinsurance activity	92
Total benefit and expenses	1,492

Net loss from operations before federal income taxes	$(156)

The MassMutual transaction also included $5,967.1 million of separate account assets acquired under modified coinsurance. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company, as discussed in Note 9.

The Company received a capital contribution from parent of $218 million to finance the transaction, as discussed in Note 10.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

8. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	0.5% to 6.00%
	- Annuity Funds	1.5% to 11.25%
	- Disability	4.00% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (“CSO”) tables, and American Experience
	- Annuity Funds	Various annuity valuation tables, primarily including the 71 and 83a Individual Annuitant Mortality (“IAM”), Annuity 2000, Group Annuity Reserving table (“1994-GAR”), 2012 Individual Annuity Reserving table (“2012 IAR”), and the 1971 and 1983 Group Annuity Mortality (“GAM”) Table
Morbidity	- Disability	Various disability tables, primarily including 58 and 80 CSO, 64 CDT and 1970 Intercompany DISA.

The Company waives deduction of deferred fractional premium upon the death of the insured for all issues and returns any portion of the final premium beyond the date of death for 1980 and later issues of Canada Life of New York. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2022 and 2021, the Company had $380,345 and $411,063, respectively of insurance in force, before reinsurance ceded, for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department.

Tabular interest and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released and tabular interest on funds not involving life contingencies have been determined by formula.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2022
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	190,525	190,525	87.8%
Total with adjustment or at market value	—	190,525	190,525	87.8%
At book value without adjustment (minimal or no charge or adjustment)	5,612	—	5,612	2.6%
Not subject to discretionary withdrawal	20,965	—	20,965	9.6%
Total gross	26,577	190,525	217,102	100.0%
Reinsurance ceded	26,577	—	26,577
Total, net	$—	$190,525	$190,525

	December 31, 2021
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	254,113	254,113	89.5%
Total with adjustment or at market value	—	254,113	254,113	89.5%
At book value without adjustment (minimal or no charge or adjustment)	5,029	—	5,029	1.8%
Not subject to discretionary withdrawal	24,791	—	24,791	8.7%
Total gross	29,820	254,113	283,933	100.0%
Reinsurance ceded	29,820	—	29,820
Total, net	$—	$254,113	$254,113

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

2.	Group Annuities

	December 31, 2022
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$3,965,068	$—	$3,965,068	82.0%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	265,571	265,571	5.5%
Total with adjustment or at market value	3,965,068	265,571	4,230,639	87.5%
At book value without adjustment (minimal or no charge or adjustment)	549,787	—	549,787	11.4%
Not subject to discretionary withdrawal	53,812	—	53,812	1.1%
Total gross	4,568,667	265,571	4,834,238	100.0%
Reinsurance ceded	8,335	—	8,335
Total, net	$4,560,332	$265,571	$4,825,903

	December 31, 2021
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$1,036,880	$—	$1,036,880	46.6%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	359,293	359,293	16.2%
Total with adjustment or at market value	1,036,880	359,293	1,396,173	62.8%
At book value without adjustment (minimal or no charge or adjustment)	70,212	—	70,212	3.2%
Not subject to discretionary withdrawal	758,177	—	758,177	34.0%
Total gross	1,865,269	359,293	2,224,562	100.0%
Reinsurance ceded	8,742	—	8,742
Total, net	$1,856,527	$359,293	$2,215,820

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

3.	Deposit-type contracts

	December 31, 2022
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$1,460,578	$—	$1,460,578	97.6%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	—	—	—%
Total with adjustment or at market value	1,460,578	—	1,460,578	97.6%
At book value without adjustment (minimal or no charge or adjustment)	35,061	—	35,061	2.4%
Not subject to discretionary withdrawal	354	—	354	—%
Total gross	1,495,993	—	1,495,993	100.0%
Reinsurance ceded	354	—	354
Total, net	$1,495,639	$—	$1,495,639

	December 31, 2021
	General Account	Separate Account Non- guaranteed	Total	Percent of total gross
Subject to discretionary withdrawal:
With market value adjustment	$85,041	$—	$85,041	7.5%
At book value less current surrender charges of 5% or more	—	—	—	—%
At fair value	—	—	—	—%
Total with adjustment or at market value	85,041	—	85,041	7.5%
At book value without adjustment (minimal or no charge or adjustment)	354,035	—	354,035	31.2%
Not subject to discretionary withdrawal	694,870	—	694,870	61.3%
Total gross	1,133,946	—	1,133,946	100.0%
Reinsurance ceded	1,336	—	1,336
Total, net	$1,132,610	$—	$1,132,610

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2022	2021
General Account:
Annuities	$4,560,332	$1,856,527
Deposit-type contracts	1,495,639	1,132,610
Subtotal	6,055,971	2,989,137

Separate Account:
Annuities (excluding supplementary contracts)	456,097	613,406
Total	$6,512,068	$3,602,543

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2022
	General Account			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Term policies with cash value	$—	$86	$94	$—	$—	$—
Universal life	564,764	615,313	622,601	—	—	—
Other permanent cash value life insurance	—	113,701	119,506	—	—	—
Variable universal life	1,187	1,876	1,902	71,740	71,740	71,740

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	N/A	N/A	11,284	N/A	N/A	—
Accidental death benefits	N/A	N/A	3	N/A	N/A	—
Disability - active lives	N/A	N/A	118	N/A	N/A	—
Disability - disabled lives	N/A	N/A	1,195	N/A	N/A	—
Miscellaneous reserves	N/A	N/A	55,120	N/A	N/A	—
Total gross	565,951	730,976	811,823	71,740	71,740	71,740
Reinsurance ceded	565,951	625,121	692,933	71,740	71,740	71,740
Total, net	$—	$105,855	$118,890	$—	$—	$—

	December 31, 2021
	General Account			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Term policies with cash value	$—	$36	$48	$—	$—	$—
Universal life	572,570	617,309	626,965	—	—	—
Other permanent cash value life insurance	—	113,731	119,734	—	—	—
Variable universal life	1,084	1,084	1,096	82,022	82,022	82,022

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	N/A	N/A	15,293	N/A	N/A	—
Accidental death benefits	N/A	N/A	4	N/A	N/A	—
Disability - active lives	N/A	N/A	160	N/A	N/A	—
Disability - disabled lives	N/A	N/A	1,188	N/A	N/A	—
Miscellaneous reserves	N/A	N/A	63,173	N/A	N/A	—
Total gross	573,654	732,160	827,661	82,022	82,022	82,022
Reinsurance ceded	573,654	626,045	713,668	82,022	82,022	82,022
Total, net	$—	$106,115	$113,993	$—	$—	$—

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

Life actuarial reserves at December 31, were as follows:
	2022	2021
General Account:
Life insurance	$110,614	$111,120
Accidental death benefits	3	3
Active lives	55	55
Disability - disabled lives	329	331
Miscellaneous reserves	7,889	2,484
Total	$118,890	$113,993

9. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product

•	Group Annuity Product

•	Variable Life Insurance Product

All the products are classified as separate accounts for the statutory financial statements.

Separate account assets and related liabilities are carried at fair value in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company’s separate accounts invest in shares of Empower Funds, Inc., formerly known as Great-West Funds, Inc., and Putnam Funds, open-end management investment companies, which are related parties of the Company, and shares of other non-affiliated mutual funds.

All assets within each of the Company’s separate accounts are considered legally insulated from the general account at December 31, 2022. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2022 and 2021, the Company’s separate account assets that are legally insulated from the general account claims are $529,801 and $699,997, respectively.

As of December 31, 2022 and 2021, $262,265 and $336,135, respectively, were ceded under Modified Coinsurance to Protective. While the Company holds the respective asset and liability under the Modified Coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2022 and 2021, $4,136,556 and $5,967,090, respectively, were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

As of December 31, 2022, $427,298 were acquired under modified coinsurance from Prudential. While Prudential holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

All separate accounts are non-guaranteed separate accounts and include unit investment trusts, or series accounts that invest in diversified open-end management investment companies. The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31,
	2022	2021
Premiums, considerations or deposits	$31,383	$62,824
Reserves:
For accounts with assets at:
Fair value	$527,836	$695,428
Total reserves	$527,836	$695,428

By withdrawal characteristics:
At fair value	$527,836	$695,428
Total subject to discretionary withdrawals	$527,836	$695,428

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2022	2021	2020
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$31,383	$62,824	$52,090
Transfers from separate accounts	(81,080)	(128,908)	(125,242)
Net transfers from separate accounts	(49,697)	(66,084)	(73,152)
Reconciling adjustments:
Net transfer of reserves to separate accounts	(598,159)	(735,741)	24,129
Reinsurance	3,384
Net transfers as reported in the Statements of Operations	$(644,472)	$(801,825)	$(49,023)

10. Capital and Surplus, Dividend Restrictions, and Other Matters

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $2,250 of capital and surplus. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company did not pay dividends during the years ended December 31, 2022, 2021 and 2020.

The maximum amount of dividends which can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent of Financial Services, is subject to restrictions relating to statutory surplus and statutory net gain from operations. As the Company is in a net loss position for the year ended December 31, 2022, it is not allowed to pay dividends without the approval of the Superintendent.

In the first quarter of 2022, the Company received a capital contribution of $108 million from EAICA. The proceeds were used to finance the Prudential transaction.

In the fourth quarter of 2022, the Company received a non-cash contribution of $76 million in investments and a cash commitment of $5 million from EAICA that was received in the first quarter of 2023.

In the fourth quarter of 2020, the Company received a capital contribution of $218 million from EAICA. The proceeds were used to finance the MassMutual transaction.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2022	2021
Unrealized gains	(1,244)	(309)
Non-admitted assets	(35,037)	(10,976)
Asset valuation reserve	(22,011)	(11,232)
Surplus as regards reinsurance	3,414	6,053
Separate accounts	184	216

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

11. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$39,787	$365	$40,152	$11,884	$—	$11,884	$27,903	$365	$28,268
Valuation allowance adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax asset	39,787	365	40,152	11,884	—	11,884	27,903	365	28,268
Deferred tax assets non-admitted	(28,053)	(365)	(28,418)	(10,441)	—	(10,441)	(17,612)	(365)	(17,977)
Net admitted deferred tax asset	11,734	—	11,734	1,443	—	1,443	10,291	—	10,291
Gross deferred tax liabilities	(2,577)	—	(2,577)	(1,106)	(337)	(1,443)	(1,471)	337	(1,134)
Net admitted deferred tax asset	$9,157	$—	$9,157	$337	$(337)	$—	$8,820	$337	$9,157

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

		December 31, 2022			December 31, 2021			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	9,157	—	9,157	—	—	—	9,157	—	9,157
	(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	9,157	—	9,157	—	—	—	9,157	—	9,157
	(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	46,291	—	—	28,988	—	—	17,303
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	2,577	—	2,577	1,443	—	1,443	1,134	—	1,134
	Total deferred tax assets admitted as a results of the application of SSAP No. 101	$11,734	$—	$11,734	$1,443	$—	$1,443	$10,291	$—	$10,291

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	823.68%	835.92%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$308,605	$193,254

The following table presents the impact of tax planning strategies:

	December 31, 2022		December 31, 2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$39,787	$365	$11,884	$—	$27,903	$365
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$11,734	$—	$1,443	$—	$10,291	$—
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2022	2021	Change

Current income tax (benefit) expense	$2,619	$(210)	$2,829
Federal income tax (benefit) expense on net capital gains	(3,062)	(537)	(2,525)
Total	$(443)	$(747)	$304

	Year Ended December 31,
	2021	2020	Change

Current income tax expense (benefit)	$(210)	$316	$(526)
Federal income tax expense on net capital gains	(537)	1,109	(1,646)
Total	$(747)	$1,425	$(2,172)

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2022	2021	Change
Ordinary:
Reserves	$3,065	$1,512	$1,553
Provision for dividends	294	294	—
Compensation and benefit accrual	288	343	(55)
Receivables - non-admitted	2	2	—
Intangible	34,584	9,544	25,040
Other	1,554	189	1,365
Total ordinary gross deferred tax assets	39,787	11,884	27,903
Valuation allowance adjustment	—	—	—
Total adjusted ordinary gross deferred tax assets	39,787	11,884	27,903
Non-admitted ordinary deferred tax assets	(28,053)	(10,441)	(17,612)
Admitted ordinary deferred tax assets	11,734	1,443	10,291
Capital:
Investments	365	—	365
Total capital gross deferred tax assets	365	—	365
Valuation allowance adjustment	—	—	—
Total adjusted gross capital deferred tax assets	365	—	365
Non-admitted capital deferred tax assets	(365)	—	(365)
Admitted capital deferred tax assets	—	—	—
Total admitted deferred tax assets	$11,734	$1,443	$10,291

Deferred income tax liabilities:
Ordinary:
Investments	$(1,759)	$(97)	$(1,662)
Premium receivable	(69)	(75)	6
Policyholder Reserves	(372)	(503)	131
Other	(377)	(431)	54
Total ordinary deferred tax liabilities	(2,577)	(1,106)	(1,471)
Capital:
Investments	—	(337)	337
Total capital deferred tax liabilities	—	(337)	337

Total deferred tax liabilities	$(2,577)	$(1,443)	$(1,134)

Net admitted deferred income tax asset	$9,157	$—	$9,157

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2022	2021	Change
Total deferred income tax assets	$40,152	$11,884	$28,268
Total deferred income tax liabilities	(2,577)	(1,443)	(1,134)
Net deferred income tax asset	$37,575	$10,441
Tax effect of unrealized capital gains (losses)			(251)
Change in net deferred income tax			$26,883

	December 31,
	2021	2020	Change
Total deferred income tax assets	$11,884	$15,355	$(3,471)
Total deferred income tax liabilities	(1,443)	(1,305)	(138)
Net deferred income tax asset	$10,441	$14,050
Tax effect of unrealized capital gains (losses)			—
Change in net deferred income tax			$(3,609)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2022	2021	2020
Income tax (benefit) expense at statutory rate	$(10,453)	$2,959	$(30,272)
Ceding commission, net of transaction expenses	(554)	(554)	922
Tax adjustment for interest maintenance reserve	(11,659)	(4,342)	18,323
Income tax (benefit) expense on realized capital (loss) gain	(2,806)	(549)	1,109
Dividend received deduction	(201)	(211)	(249)
Prior year adjustment	24	593	(997)
Statutory purchase accounting adjustment	—	5,330	—
Tax credits	(140)	(127)	(175)
Tax effect of non-admitted assets	(1,278)	(14)	(30)
Other	(259)	(223)	(18)
Total	$(27,326)	$2,862	$(11,387)

	2022	2021	2020
Federal income taxes incurred	$(443)	$(747)	$1,425
Change in net deferred income taxes	(26,883)	3,609	(12,812)
Total income tax (benefit) expense	$(27,326)	$2,862	$(11,387)

As of December 31, 2022 the Company had no operating loss carry forwards available for tax purposes.

As of December 31, 2022, the Company had no foreign tax credit carry forwards.

There were no income taxes incurred for years ended December 31, 2022, 2021 and 2020, that will be available for recoupment in the event of future net losses.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

Empower Financial Services, Inc.

Empower Holdings, Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Empower Annuity Insurance Company of America

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc.

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Empower Advisory Group, LLC

Empower Trust Company, LLC

Empower Capital Management, LLC

Personal Capital Corporation

Personal Capital Advisors Corporation

Personal Capital Services Corporation

Personal Capital Technology Corporation

Global Portfolio Strategies, Inc.

Prudential Bank & Trust, FSB

TBG Insurance Services Corporation

The Company, Great-West Life & Annuity Insurance Company of South Carolina and Empower Annuity Insurance Company of America (“EAICA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The EAICA group accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a separate return basis as the Company also considers taxable income or losses from other members of the EAICA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The EAICA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5R contingencies during 2022 or 2021. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes interest and penalties accrued related to tax contingencies in current income tax expense. The Company did not accrue for the payment of tax contingency interest and penalties at December 31, 2022 and 2021.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2018 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The Inflation Reduction Act (Act) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (CAMT) that is effective for tax years beginning after December 31, 2022. The CAMT will apply a 15% minimum tax on the adjusted financial statement income (AFSI) of applicable corporations, meaning corporations with average AFSI exceeding $1.0 billion over a three-year period. The Company has not determined as of December 31, 2022 whether it will be liable for CAMT in 2023. As such, these financial statements covering the period ended December 31, 2022 do not include an estimated impact of the CAMT because a reasonable estimate cannot be made. The Treasury is expected to issue regulations and other guidance relating to the implementation of the CAMT, however this guidance providing clarifications is still pending as of December 31, 2022.

The Company does not have any foreign operations as of the periods ended December 31, 2022 and December 31, 2021 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

12. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual participating policies were 100%, 100% and 100% of total individual premiums earned during the years ended December 31, 2022, 2021 and 2020, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $1,405, $1,426 and $1,498 to its policyholders during the years ended December 31, 2022, 2021 and 2020 respectively.

13. Concentrations

No customer accounted for 10% or more of the Company’s revenues in 2022, 2021 or 2020. In addition, no segment of the Company’s business is dependent on a single customer or a few customers, the loss of which would have a significant effect on the Company or any of its business segments. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents. New York State had concentrations of 98%, 96% and 97% for the years ended December 31, 2022, 2021 and 2020, respectively.

14. Commitments and Contingencies

Commitments

The Company makes commitments to fund mortgage loans and other investments in the normal course of its business. The timing of the funding of mortgage loans is based on the expiration date of the commitments. The amount of unfunded commitments at December 31, 2022 and 2021 was $30,500 and $84,975, respectively, all of which is due within one year.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters, should they occur, may result in a material impact on the Company’s financial position, results of operations, or cash flows.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business.  In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Statutory Financial Statements

(Dollars in Thousands)

15. Reconciliation between Annual Statement and Audited Financial Statements

The following table presents as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statement as of December 31, 2022.

	Annual Statement	Adjustment	Audited Statutory Financial Statements
Statutory Statement of Operations:
Revenues:
Premium income and annuity considerations	$3,621,829	$(243,711)	$3,378,118

Expenses:
Annuity benefits	11,189	2,860	14,049
Surrender benefits	1,687,303	(249,955)	1,437,348
Net transfers from separate accounts	(647,856)	3,384	(644,472)

Statutory Statement of Cash Flows
Operating activities:
Premium income, net of reinsurance	849,569	(243,711)	605,858
Benefits and loss related payments, net of reinsurance	(1,676,217)	247,095	(1,429,122)
Net transfers from separate accounts	647,864	(3,384)	644,480

16. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 15, 2023, the date on which they were issued.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

Investment income earned:
U.S. Government bonds	$2,450
Other bonds (unaffiliated)	130,925
Mortgage loans	18,366
Contract loans	447
Cash, cash equivalents and short-term investments	5,485
Derivative instruments	2,000
Other invested assets	449
Aggregate write-ins for investment income	1,180
Gross investment income	$161,302

Mortgage loans - Book value:
Commercial mortgages	$646,014

Mortgage loans by standing - Book value:
Good standing	$646,014

Other long-term invested assets - Statement value:	$13,255

Contract loans	$16,213

Bonds and short-term investments by maturity and designation:
Bonds by maturity - Statement value:
Due within one year or less	$393,449
Over 1 year through 5 years	2,184,772
Over 5 years through 10 years	2,113,152
Over 10 years through 20 years	307,579
Over 20 years	157,727
Total by maturity	$5,156,679

Bonds and short-term investments by designation - Statement value:
NAIC 1	$3,143,701
NAIC 2	1,969,446
NAIC 3	38,094
NAIC 4	5,438
Total by designation	$5,156,679

Total bonds publicly traded	$2,756,126
Total bonds privately placed	$2,400,553

Collar, swap and forward agreements open - Statement value	$22,272

(Continued)

Life insurance in force:
Ordinary	$132,066

Life insurance policies with disability provisions in-force:
Ordinary	$26,634

Supplementary contracts in-force:
Ordinary - involving life contingencies
Income payable	$—

Annuities:
Ordinary:
Immediate - amount of income payable	$—
Deferred - fully paid account balance	—
Deferred - not fully paid - account balance	—
Group:
Certificates - amount of income payable	$6,210
Certificates - fully paid account balance	—
Certificates - not fully paid - account balance	6,300,607

Accident and health insurance - equivalent premiums in-force:
Other	$19

Deposit funds and dividend accumulations:
Deposit funds - account balance	$—
Dividend accumulations - account balance	1,199

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2022 OF THE Empower Life & Annuity Insurance Company of New York

SUMMARY INVESTMENT SCHEDULE

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
		1	2	3	4	5	6
Investment Categories		Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1.	Long-Term Bonds (Schedule D, Part 1):
	1.01 U.S. governments	50,796,132	0.808	50,796,132		50,796,132	0.808
	1.02 All other governments	12,000,000	0.191	12,000,000		12,000,000	0.191
	1.03 U.S. states, territories and possessions, etc. guaranteed	2,828,986	0.045	2,828,986		2,828,986	0.045
	1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	7,740,370	0.123	7,740,370		7,740,370	0.123
	1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	51,412,587	0.818	51,412,587		51,412,587	0.818
	1.06 Industrial and miscellaneous	4,881,234,144	77.634	4,881,234,144		4,881,234,144	77.634
	1.07 Hybrid securities	82,785,310	1.317	82,785,310		82,785,310	1.317
	1.08 Parent, subsidiaries and affiliates		0.000			0	0.000
	1.09 SVO identified funds	0	0.000	0		0	0.000
	1.10 Unaffiliated bank loans	26,402,639	0.420	26,402,639		26,402,639	0.420
	1.11 Unaffiliated certificates of deposit	0	0.000	0		0	0.000
	1.12 Total long-term bonds	5,115,200,168	81.355	5,115,200,168	0	5,115,200,168	81.355
2.	Preferred stocks (Schedule D, Part 2, Section 1):
	2.01 Industrial and miscellaneous (Unaffiliated)		0.000			0	0.000
	2.02 Parent, subsidiaries and affiliates		0.000			0	0.000
	2.03 Total preferred stocks	0	0.000	0	0	0	0.000
3.	Common stocks (Schedule D, Part 2, Section 2):
	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)		0.000			0	0.000
	3.02 Industrial and miscellaneous Other (Unaffiliated)		0.000			0	0.000
	3.03 Parent, subsidiaries and affiliates Publicly traded		0.000			0	0.000
	3.04 Parent, subsidiaries and affiliates Other		0.000			0	0.000
	3.05 Mutual funds		0.000			0	0.000
	3.06 Unit investment trusts		0.000			0	0.000
	3.07 Closed-end funds		0.000			0	0.000
	3.08 Exchange traded funds		0.000			0	0.000
	3.09 Total common stocks	0	0.000	0	0	0	0.000
4.	Mortgage loans (Schedule B):
	4.01 Farm mortgages	0	0.000			0	0.000
	4.02 Residential mortgages	0	0.000			0	0.000
	4.03 Commercial mortgages	646,083,325	10.276	646,083,325		646,083,325	10.276
	4.04 Mezzanine real estate loans	0	0.000	0		0	0.000
	4.05 Total valuation allowance	(69,752)	(0.001)	(69,752)		(69,752)	(0.001)
	4.06 Total mortgage loans
5.	Real estate (Schedule A):	646,013,573	10.275	646,013,573	0	646,013,573	10.275
	5.01 Properties occupied by company		0.000	0		0	0.000
	5.02 Properties held for production of income		0.000	0		0	0.000
	5.03 Properties held for sale		0.000	0		0	0.000
	5.04 Total real estate
6.	Cash, cash equivalents and short-term investments:	0	0.000	0	0	0	0.000
	6.01 Cash (Schedule E, Part 1)	36,943,600	0.588	36,943,600		36,943,600	0.588
	6.02 Cash equivalents (Schedule E, Part 2)	359,888,456	5.724	359,888,456	32,965,612	392,854,068	6.248
	6.03 Short-term investments (Schedule DA)	41,479,174	0.660	41,479,175		41,479,175	0.660
	6.04 Total cash, cash equivalents and short-term investments	438,311,230	6.971	438,311,231	32,965,612	471,276,843	7.495
7.	Contract loans	16,212,581	0.258	16,212,581		16,212,581	0.258
8.	Derivatives (Schedule DB)	22,271,873	0.354	22,271,873		22,271,873	0.354
9.	Other invested assets (Schedule BA)	13,255,397	0.211	13,255,397		13,255,397	0.211
10.	Receivables for securities	3,293,311	0.052	3,293,311		3,293,311	0.052
11.	Securities Lending (Schedule DL, Part 1)	32,965,612	0.524	32,965,612	XXX	XXX	XXX
12.	Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000
13.	Total invested assets	6,287,523,745	100.000	6,287,523,746	32,965,612	6,287,523,746	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2022
(To Be Filed by April 1)

Of The Empower Life & Annuity Insurance Company of New York

ADDRESS (City, State and Zip Code) New York, NY 10017

NAIC Group Code 0769

NAIC Company Code 79359

Federal Employer’s Identification Number (FEIN) 13-2690792

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$6,657,794,283

2.	Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	GOLDMAN SACHS	Money Market	$304,757,392	4.6%
2.02	BNP PARIBAS	Bonds	$82,785,310	1.2%
2.03	DREYFUS GOVERNMENT CASH MGMT	Money Market	$55,131,051	0.8%
2.04	MASTERCARD INC	Bonds	$50,896,756	0.8%
2.05	BRISTOL MYERS SQUIBB CO	Bonds	$49,484,764	0.7%
2.06	MITSUBISHI UFJ FINANCIAL GROUP	Bonds	$48,504,801	0.7%
2.07	BCAL 44 MONTGOMERY PROPERTY LLC	Mortgage	$40,795,211	0.6%
2.08	ALABAMA POWER CO	Bonds	$37,748,573	0.6%
2.09	CATERPILLAR FIN SERVICES CORP	Bonds	$34,802,399	0.5%
2.10	ONEOK INC	Bonds	$33,702,910	0.5%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks		3	4
3.01	NAIC 1	$3,143,701,074	47.2%	3.07	NAIC 1	$		0.0%
3.02	NAIC 2	$1,969,446,171	29.6%	3.08	NAIC 2	$		0.0%
3.03	NAIC 3	$38,093,602	0.6%	3.09	NAIC 3	$		0.0%
3.04	NAIC 4	$5,438,476	0.1%	3.10	NAIC 4	$		0.0%
3.05	NAIC 5	$0	0.0%	3.11	NAIC 5	$		0.0%
3.06	NAIC 6	$0	0.0%	3.12	NAIC 6	$		0.0%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments	$859,162,189	12.9%

4.03	Foreign-currency-denominated investments	$169,563,263	2.5%

4.04	Insurance liabilities denominated in that same foreign currency	$	0.0%

SUPPLEMENT FOR THE YEAR 2022 OF THE Empower Life & Annuity Insurance Company of New York

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

			1	2
5.01	Countries designated NAIC-1		$844,618,782	12.7%
5.02	Countries designated NAIC-2		$14,543,407	0.2%
5.03	Countries designated NAIC-3 or below	$		0.0%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

			1	2
	Countries designated NAIC - 1:
6.01	Country 1: United Kingdom		$196,744,196	3.0%
6.02	Country 2: France		$129,387,777	1.9%
	Countries designated NAIC - 2:
6.03	Country 1: Italy		$8,056,922	0.1%
6.04	Country 2: Panama		$6,486,485	0.1%
	Countries designated NAIC - 3 or below:
6.05	Country 1:	$		0.0%
6.06	Country 2:	$		0.0%

			1	2
7.	Aggregate unhedged foreign currency exposure	$		0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

			1	2
8.01	Countries designated NAIC-1	$		0.0%
8.02	Countries designated NAIC-2	$		0.0%
8.03	Countries designated NAIC-3 or below	$		0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

			1	2
	Countries designated NAIC - 1:
9.01	Country 1:	$		0.0%
9.02	Country 2:	$		0.0%
	Countries designated NAIC - 2:
9.03	Country 1:	$		0.0%
9.04	Country 2:	$		0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:	$		0.0%
9.06	Country 2:	$		0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	SMBC AVIATION CAPITAL LTD	2	$31,537,430	0.5%
10.02	BNP PARIBAS	1	$31,110,457	0.5%
10.03	BNP PARIBAS	1	$28,759,622	0.4%
10.04	SAFRAN SA	2	$24,284,971	0.4%
10.05	BNP PARIBAS	1	$22,915,231	0.3%
10.06	MITSUBISHI UFJ FINANCIAL GROUP	1	$18,119,737	0.3%
10.07	MITSUBISHI UFJ FINANCIAL GROUP	1	$17,825,946	0.3%
10.08	YARA INTERNATIONAL ASA	2	$16,538,551	0.2%
10.09	TRALEE CLO LTD 2019-6A	1	$15,189,415	0.2%
10.10	NTT FINANCE CORP	1	$14,639,218	0.2%

SUPPLEMENT FOR THE YEAR 2022 OF THE Empower Life & Annuity Insurance Company of New York

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

			1	2
11.02	Total admitted assets held in Canadian investments	$		0.0%
11.03	Canadian-currency-denominated investments	$		0.0%
11.04	Canadian-denominated insurance liabilities	$		0.0%
11.05	Unhedged Canadian currency exposure	$		0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1		2	3
12.02	Aggregate statement value of investments with contractual sales restrictions Largest three investments with contractual sales restrictions:	$		0.0%
12.03		$		0.0%
12.04		$		0.0%
12.05		$		0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer		2	3
13.02		$		0.0%
13.03		$		0.0%
13.04		$		0.0%
13.05		$		0.0%
13.06		$		0.0%
13.07		$		0.0%
13.08		$		0.0%
13.09		$		0.0%
13.10		$		0.0%
13.11		$		0.0%

SUPPLEMENT FOR THE YEAR 2022 OF THE Empower Life & Annuity Insurance Company of New York

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities Largest three investments held in nonaffiliated, privately placed equities:	$		0.0%
14.03		$		0.0%
14.04		$		0.0%
14.05		$		0.0%

Ten largest fund managers:

	1	2		3		4
	Fund Manager	Total Invested	Diversified		Nondiversified
14.06	GOLDMAN SACHS	$304,757,392		$304,757,392	$
14.07	DREYFUS GOVERNMENT CASH MGMT	$55,131,051		$55,131,051	$
14.08	MORGAN STANLEY FUNDS	$13		$13	$
14.09		$0	$		$
14.10		$0	$		$
14.11		$0	$		$
14.12		$0	$		$
14.13		$0	$		$
14.14		$0	$		$
14.15		$0	$		$

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1		2	3
15.02	Aggregate statement value of investments held in general partnership interests Largest three investments in general partnership interests:	$		0.0%
15.03		$		0.0%
15.04		$		0.0%
15.05		$		0.0%

SUPPLEMENT FOR THE YEAR 2022 OF THE Empower Life & Annuity Insurance Company of New York

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial	$40,795,211	0.6%
16.03	Commercial	$33,536,310	0.5%
16.04	Commercial	$32,716,454	0.5%
16.05	Commercial	$26,675,657	0.4%
16.06	Commercial	$22,900,206	0.3%
16.07	Commercial	$19,446,793	0.3%
16.08	Commercial	$17,513,456	0.3%
16.09	Commercial	$14,998,381	0.2%
16.10	Commercial	$14,015,396	0.2%
16.11	Commercial	$13,633,747	0.2%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Loans

16.12	Construction loans	$	0.0%
16.13	Mortgage loans over 90 days past due	$	0.0%
16.14	Mortgage loans in the process of foreclosure	$	0.0%
16.15	Mortgage loans foreclosed	$	0.0%
16.16	Restructured mortgage loans	$	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

			Residential		Commercial			Agricultural
Loan to Value			1	2		3	4		5	6
17.01	above 95%	$		0.0%	$		0.0%	$		0.0%
17.02	91 to 95%	$		0.0%	$		0.0%	$		0.0%
17.03	81 to 90%	$		0.0%		$9,148,777	0.1%	$		0.0%
17.04	71 to 80%	$		0.0%		$14,717,007	0.2%	$		0.0%
17.05	below 70%	$		0.0%		$622,147,789	9.3%	$		0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18. Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1		2	3
18.02		$		0.0%
18.03		$		0.0%
18.04		$		0.0%
13.05		$		0.0%
18.06		$		0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1		2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans: Largest three investments held in mezzanine real estate loans:	$		0.0%
19.03		$		0.0%
19.04		$		0.0%
19.05		$		0.0%

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2022

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End			At End of Each Quarter
					1st Quarter		2nd Quarter		3rd Quarter
			1	2		3		4		5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)		$35,241,159	0.5%		$33,558,809		$36,369,134		$23,138,066
20.02	Repurchase agreements	$		0.0%	$		$		$
20.03	Reverse repurchase agreements	$		0.0%	$		$		$
20.04	Dollar repurchase agreements	$		0.0%	$		$		$
20.05	Dollar reverse repurchase agreements	$		0.0%	$		$		$

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned			Written
			1	2		3	4
21.01	Hedging	$		0.0%	$		0.0%
21.02	Income generation	$		0.0%	$		0.0%
21.03	Other	$		0.0%	$		0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$2,511,683	0.0%	$2,380,763	$2,651,038	$2,586,157
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End			At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
		1		2	3	4	5
23.01	Hedging		$0	0.0%	$0	$0	$0
23.02	Income generation	$		0.0%	$	$	$
23.03	Replications	$		0.0%	$	$	$
23.04	Other	$		0.0%	$	$	$

EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2022

Empower Life & Annuity Insurance Company of New York

For the year ending December 31, 2022

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2022 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2022 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.